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                                                JULY 1, 1998 SUPPLEMENT TO
                                                PROSPECTUSES DATED MAY 1, 1998

TRAVELERS SERIES TRUST


THE TRAVELERS SERIES TRUST PORTFOLIO PROSPECTUSES ARE AMENDED TO INCLUDE THE FOLLOWING INTERAGENCY LEGEND:

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Inssurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.


L-21251A                                                                   7/98